Exhibit 10.2

FIRST AMENDMENT DATED JUNE 5, 2025

MODIFYING THE

EXECUTIVE EMPLOYMENT AGREEMENT

DATED JANUARY 27, 2023

BETWEEN

HEALTHTECH SOLUTIONS, INC. AND JAMES PESOLI

This First Amendment (this “First Amendment”) is made and entered into as of June 5, 2025 (the “Effective Date”) by and between Healthtech Solutions, Inc. (“Company”) and James Pesoli (“Executive”). Company and Executive may sometimes be referred to herein individually as a “Party” and collectively as the “Parties.”

The Parties to this First Amendment entered into an executive employment agreement dated January 27, 2023 (the “Employment Agreement), a copy of which is attached hereto and incorporated herein for reference as Exhibit “A.” Insofar as the Employment Agreement and this First Amendment are not inconsistent with the terms of this First Amendment, they are made a part of this First Amendment.

The Parties desire to, and do modify the Employment Agreement in the following respects:

Recital shall be amended in its entirety to read as follows:

WHEREAS, the Company desires to assure itself of the services of Executive, and Executive desires to be engaged by the Company in such capacity upon the terms and conditions set forth herein.

Section 1(a) - Employment Duties – shall be amended in its entirety to read as follows:

Employment Duties.

1(a) The Company agrees to employ, and Executive agrees to serve in one or more executive positions with the Company and its subsidiaries as the Company’s Board of Directors may determine from time to time. As of the Effective Date of the First Amendment, Executive shall be employed as the Company’s Chief Executive Officer (“CEO”), as CEO of the Company’s subsidiary, Healthtech Wound Care, Inc. (“HTWC”), and the manager-designee of the Company’s subsidiaries, Cellsure, L3C (“Cellsure”), Healthtech Management Services, LLC (“HMS”), Mediscan, Inc. (“Mediscan”) and Revheart, Inc. (“Revheart”). As the Company’s CEO, Executive shall have all powers, duties, responsibilities and authority that are assigned by the Company’s Board of Directors (the “Board”), set forth in the Company’s Bylaws, or set forth in the bylaws and/or operating agreements of the applicable subsidiary, or that are implicitly assigned to the CEO by the Revised Business Corporation Act of the State of Utah (as to the Company), the state of Delaware (as to HTWC).

Exhibit A to the Employment Agreement shall be stricken and replaced with Exhibit B to this First Amendment.

Section 2 – Term – shall be amended in part as follows:

The term of this Agreement shall commence…for a period of three (3) years following the Effective Date of this First Amendment (the “Initial Term”)…of this Agreement.

Section 4(a) – Salary and Board Fees – shall be amended in part to read as follows:

The amount of annual base salary shall be amended to read Three Hundred Fifty Thousand Dollars ($350,000.00) (the “Base Salary”).

The following sentence will be added after the last sentence of Section 4(a):

Until further notice from the Company’s Board, the Base Salary shall be paid to Executive by HTWC, and the Company ratifies and approves of all prior Base Salary paid to Executive having been paid by HTWC.

Section 11(b) shall be stricken in its entirety.

Section 11(c) and 11(D) shall be amended in part to read as follows:

References to Section “10(a-b)” shall be revised to read Section “11(a)”;

References to Section “10(c)” shall be revised to read Section “11(c)”.

Section 14(k) shall be amended in part to read as follows:

The state of “Utah” shall be replaced with the state of “Illinois”; and

The “American Arbitration Association” shall be replaced with “JAMS.”

SIGNATURE PAGE FOLLOWS

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO THE

FIRST AMENDMENT DATED JUNE 5, 2025

TO THE EXECUTIVE EMPLOYMENT AGREEMENT DATED JANUARY 27, 2023

BETWEEN

HEALTHTECH SOLUTIONS, INC.

AND

JAMES PESOLI

IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the Parties on the Effective Date.

COMPANY	EXECUTIVE

/s/ Paul Mann	/s/ James Pesoli
Healthtech Solutions, Inc.	By: James Pesoli
By: Paul Mann
Its: Authorized Signatory

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